        Exhibit 10.57

Ninth Amendment
To
Wholesale Product Purchase Agreement
This Ninth Amendment to Wholesale Product Purchase Agreement (this “Ninth Amendment” is made as of the date the last Party executes this Ninth Amendment (the “Amendment Effective Date”), by and between Priority Healthcare Distribution, Inc., doing business as CuraScript SD Specialty Distribution, a Florida corporation having offices at 255 Technology Park, Lake Mary, Florida 32746, (“Distributor”), and United Therapeutics Corporation (“UT”), a Delaware corporation having offices at 1040 Spring Street, Silver Spring, Maryland. Distributor and UT are each referred to in this Agreement as a “Party,” collectively, the “Parties.”

WHEREAS, the Parties entered into that certain Wholesale Product Purchase Agreement dated as of January 1, 2018, as amended (the “Agreement”); and

WHEREAS, the Parties now wish to amend the Agreement as further described below.

NOW THEREFORE, in consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.Section 1.10 “Adverse Event Reporting/Product Complaints” is hereby amended by adding the following language to the end of Section 1.10:

Solely with respect to the Product Tyvaso DPI, in lieu of requirements in this Section 1.10, Distributor shall provide the reporting and perform the related obligations in accordance with EXHIBIT I attached hereto.

2.EXHIBIT A of the Agreement is hereby deleted and replaced with the EXHIBIT A attached to this Amendment.

3.EXHIBIT I of this Ninth Amendment is hereby added as a new EXHIBIT I to the Agreement.

4.Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.

9th Amendment to WPPA

IN WITNESS WHEREOF, each of the undersigned, duly authorized, has executed this Ninth Amendment, effective as of the Amendment Effective Date.

Priority Healthcare Distribution, Inc. By: /s/ Earl English Print Name: Early English Title: President, CuraScript SD Date: 10/05/2021 – 12:33 PM CDT	United Therapeutics Corporation By: /s/ Kevin T. Gray Print Name: Kevin T. Gray Title: SVP, Strategic Operations Date: 10/6/2021

9th Amendment to WPPA